SCHEDULE  14A
                     INFORMATION  REQUIRED  IN  PROXY  STATEMENT

                             SCHEDULE  14A  INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [ ]

Check  the  appropriate  box:
  [X]     Preliminary  Proxy  Statement
  [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
  [ ]     Definitive  Proxy  Statement
  [ ]     Definitive  Additional  Materials
  [ ]     Soliciting  Material  Pursuant  to   240.14a-11(c)  or   240.14a-12

                        MISSOURI RIVER AND GOLD GEM CORP.
     (Name  of  Registrant  as  Specified  In  Its  Charter)

                                       N/A
     (Name  of  Person(s)  Filing  Proxy Statement if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
  [ ]     $125  per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
          or  Item  22(a)(2)  of  Schedule  14A.
  [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
  [X] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)     Title  of  each  class  of  securities to which transaction applies: None

2)     Aggregate  number  of  securities  to  which  transaction  applies:  None

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            -$0-  no  fee  is  payable  pursuant  to  Rule  0-11(c)  (ii)

4)     Proposed  maximum  aggregate  value  of  transaction:  n/a

5)     Total  fee  paid:  $-0-

  [ ]     Fee  paid  previously  with  preliminary  materials.
  [ ]     Check  box  if  any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

     1)     Amount  Previously  Paid:  n/a

     2)     Form,  Schedule  or  Registration  Statement  No:  n/a

     3)     Filing  Party:  n/a

Date  Filed:  n/a

                        MISSOURI RIVER AND GOLD GEM CORP.


                  NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS
                      TO  BE  HELD  ON  JULY  12,  2002


NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareholders of Missouri River and Gold Gem Corp. (the "Company"), will be held at 9:00 a.m. (PDST), on July 12, 2002, at the Washington Mutual Building, Conference Room A located at 601 W. Main Avenue, Spokane, Washington 99201, to consider and act upon the following matters:

1. To consider and vote upon the change of the Company's domicile from the State of Montana to the State of Nevada.

2. To elect two (2) members to the Board of Directors to serve for a one year term or until their respective successors are elected and qualified;

3. To approve the engagement of DeCoria, Maichel & Teague PS as independent certified public accountants for the Company for the fiscal year ending December 31, 2002.

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

The close of business on June 18, 2002, has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting and at any postponements or adjournments thereof. Only Shareholders of record on the books of the Company at the close of business on June 18, 2002, will be entitled to notice of, and to vote at, the meeting or any adjournment thereof.

It is important that your shares be represented at the meeting whether or not you are personally able to attend. You are therefore urged to complete, date and sign the accompanying Proxy and mail it in the enclosed postage-paid envelope as promptly as possible. Your proxy is revocable, either in writing or by voting in person at the Annual Meeting, at any time prior to its exercise.


Thank  you  for  your  cooperation.

Sincerely,
/s/  Martyn  A.  Powell
-------------------------------
Martyn  A.  Powell,  President

                        MISSOURI RIVER AND GOLD GEM CORP.
                               2024 105th Pl. S.E.
                                Everett, WA 98208

                                 PROXY STATEMENT
                                   Relating to
                         Annual Meeting of Shareholders
                           to be held on July 12, 2002

                                  INTRODUCTION

This Proxy Statement is being furnished by the Board of Directors of Missouri River and Gold Gem Corp. (the "Company") to holders of shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock") in connection with the solicitation by the Board of Directors of Proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on July 12, 2002, and any adjournment or adjournments thereof (the "Annual Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement is first being mailed to Shareholders on or about June 21, 2002.

Management is the record and beneficial owner of 1,694,949 shares (approximately 34.3%) of the Company's outstanding Common Stock. It is management's intention to vote all of its shares in favor of each matter to be considered by the Shareholders.

                          PURPOSES  OF  ANNUAL  MEETING

CHANGE  OF  DOMICILE

At the Annual Meeting, Shareholders entitled to vote (See "Voting at Annual Meeting") will be asked to consider and vote upon the change of the Company's domicile from the State of Montana to the State of Nevada. The change of domicile will be accomplished by the merger of the Company into its wholly-owned Nevada subsidiary. (See "Change of Domicile"). Shareholders voting in favor of the change of domicile will be unable to exercise dissenters' rights (See "Notice of Dissenters' Rights").

ELECTION  OF  DIRECTORS

At the Annual Meeting, Shareholders will be asked to consider and to take action on the election of two members to the Board of Directors to serve for one-year terms or until their respective successors are elected and qualified (See "Election of Directors").

SELECTION  OF  INDEPENDENT  AUDITORS

At the Annual Meeting, Shareholders will be asked to consider and vote upon the selection of DeCoria, Maichel & Teague PS as independent auditors of the Corporation for the fiscal year ending December 31, 2002; and

OTHER  BUSINESS

To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

AS YOUR VOTE IS IMPORTANT, IT IS REQUESTED THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE RETURN ENVELOPE PROVIDED. SHARES CANNOT BE VOTED AT THE MEETING UNLESS THE OWNER IS PRESENT TO VOTE OR IS REPRESENTED BY PROXY.

                          VOTING  AT  ANNUAL  MEETING

1. RECORD DATE. The Board of Directors of the Company has fixed the close of business on June 18, 2002, as the record date for the purpose of determining Shareholders of the Company entitled to notice of and to vote at the Annual Meeting. At the close of business on that date, the Company had 4,938,115 issued and outstanding shares of Common Stock. A majority of such shares will constitute a quorum for the transaction of business at the Annual Meeting. Proxies which are submitted but are not voted for or against (because of abstention, broker nonvotes or otherwise) will be treated as present for all matters considered at the meeting.

2. SOLICITATION OF PROXIES. The accompanying Proxy is solicited on behalf of the Board of Directors of the Company, and the cost of solicitation will be borne by the Company. Following the original mailing of the Proxies and soliciting materials, directors, officers and employees of the Company may, but do not presently intend, to solicit proxies by mail, telephone, telegraph, or personal interviews. The Company may request brokers, custodians, nominees, and other record holders to forward copies of the proxies and soliciting materials to persons for whom they hold shares of the Company and to request authority for the exercise of Proxies. In such cases, the Company will reimburse such holders for their reasonable expenses. The Company does not intend to utilize the services of an outside proxy solicitation firm.

3. REVOCATION OF PROXY. Any Proxy delivered in the accompanying form may be revoked by the person executing the proxy by written notice to that effect received by the Secretary of the Company at any time before the authority thereby granted is exercised, by execution of a proxy bearing a later date presented at the meeting, or by attendance of such person at the Annual Meeting.

4. HOW PROXIES WILL BE VOTED. Proxies received by the Board of Directors in the accompanying form will be voted at the Annual Meeting as specified therein by the person giving the Proxy. If no specification is made with respect to the matters to be voted upon at the meeting, the shares represented by such Proxy will be voted FOR the change of the Company's domicile from the state of Montana to the State of Nevada; FOR the nominees to the Board of Directors in the election of Directors; and FOR approval of the appointment of DeCoria, Maichel & Teague PS as the Company's independent auditors for the fiscal year ending December 31, 2002.

All shares represented by valid Proxy will be voted at the discretion of the proxy holders on any other matters that may properly come before the meeting. However, the Board of Directors does not know of any matters to be considered at the meeting other than those specified in the Notice of Meeting.

5. VOTING POWER. Shareholders of the Common Stock of the Company are entitled to one vote for each share held.

In the election of directors, owners of Common Stock have cumulative voting rights. Under cumulative voting procedures, each Shareholder has the right to vote in person or by proxy the number of shares registered in his name for as many persons as there are directors to be elected, or to cumulate such shares and to give one candidate as many votes as shall equal the number of directors to be elected multiplied by the number of his shares, or distribute the votes so cumulated among as many candidates as he may desire.

6. PRINCIPAL SHAREHOLDERS. The following table sets forth the identity of the record owners of more than five percent (5%) of the outstanding shares of any  class  of  the  Company  as  of  June  18,  2002:
                                        COMMON
                                         STOCK          PERCENT
SHAREHOLDER                              OWNED        OUTSTANDING
--------------------------------     -------------    -----------
Martyn  A.  Powell                     1,317,358          26.7%
John  A.  Powell                         377,591           7.6%
Jerry  McGinnis                          327,246           6.6%
Carol  Dunne                             300,000           6.1%

The Company does not know of any other person who held more than five percent (5%) of the Company's outstanding Common Stock as of June 18, 2002, or as of the date of the preparation of this Proxy Statement.

7. REQUIRED APPROVALS. On May 9, 2002 the Board of Directors of the Company unanimously adopted a resolutions (1) to change the domicile of the Company from the State of Montana to the State of Nevada; (2) to form a wholly-owned subsidiary in the State of Nevada; (3) to merge the Company with and into its wholly-owned Nevada subsidiary; (4) To elect Martyn A. Powell and John A. Powell to the Board of Directors of the Corporation to serve for a one-year term or until his respective successor is elected and has qualified; (5) To consider and vote upon the selection of DeCoria, Maichel & Teague PS as independent auditors of the Company for the fiscal year ending December 31, 2002; and (6) That the directors recommend that the Company's shareholders vote to approve each of the above matters to be submitted to the shareholders for consideration at the Annual Meeting of Shareholders.

Directors are elected by a plurality of the votes cast by the holders of the Common Stock meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstentions, broker nonvotes or otherwise) have no impact in the election of directors, except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes. The election of directors will be accomplished by determining the two nominees receiving the highest total votes.

The proposal to change the Company's state of domicile from Montana to Nevada by merging with its wholly-owned Nevada subsidiary will require the affirmative vote of the holders of at least two-thirds (2/3) of the shares entitled to vote thereon. Abstentions and broker nonvotes will have the effect of a vote against the proposal with respect changing the Company's state of domicile. The approval of the independent auditors require the favorable vote of the holders of a majority of the shares of Common Stock present at the meeting, provided a quorum is present; abstentions would have the effect of negative votes for this matters; broker nonvotes are not counted for purposes of determining the number of shares present, and thus would have no effect on these matters.

8. DISSENTERS' RIGHTS. Pursuant to Section 35-1-827 of the Montana Business Corporation Act, a shareholder of a corporation shall have the right to dissent from and to obtain payment for his shares in the event of the consummation of a plan of merger if shareholder approval is required for the merger. The merger of the Company into its wholly-owned subsidiary meets this criteria for the right of Shareholders to dissent and obtain payment for their shares. Shareholders who wish to dissent and demand payment for their shares must refrain from voting their shares in favor of the proposed merger.

A copy of Sections 35-1-826 through 35-1-839 of the Montana Business Corporation Act relating to dissenters' rights is attached to this Proxy Statement as
Exhibit  II.

                                  RECENT  MARKET  PRICES

The following table sets forth the high ask and low bid prices of the Company's Common Stock as provided by the National Quotation Bureau for the quarterly periods indicated. The prices reported by the National Quotation Bureau represent prices between dealers, do not include retail markups, markdowns, or commissions and do not necessarily represent actual transactions. The Company's common stock is listed on the NASDAQ supervised Over-the-Counter Bulletin Board and is traded under the symbol, "MRGG." Such over-the-counter market quotations reflect inter-dealer prices, without retail mark-ups, mark-downs or commissions and may not represent actual transactions.

                      BID                        ASKED
                 -------------               -------------
2000
First  Quarter      unpriced                    unpriced
Second  Quarter     unpriced                    unpriced
Third  Quarter      unpriced                    unpriced
Fourth  Quarter     unpriced                    unpriced

2001
First  Quarter      unpriced                    unpriced
Second  Quarter     $  .05                       $  .05
Third  Quarter      $  .18                       $  .05
Fourth  Quarter     $  .18                       $  .18

2002
First  Quarter      $  .25                       $  .15
Second  Quarter     $  .15                       $  .15

As of July 12, 2002, there were approximately 360 holders of record of the Company's common stock.

THE FOLLOWING PROPOSALS ARE SUBMITTED TO THE SHAREHOLDERS FOR CONSIDERATION AT THE ANNUAL MEETING OF SHAREHOLDERS:

1.     CHANGE  OF  DOMICILE

BACKGROUND

The Company was originally incorporated as McGinnis-Powell & Sons, Inc. under the laws of the State of Montana on July 29, 1983. The name was changed to Missouri River Gold and Gem Corp. in September of 1984. In 1985 the Company conducted a public offering of its common stock pursuant to a Regulation A exemption from registration under the Securities Act of 1933. Proceeds of the offering were used to acquire equipment and search for commercial quantities of quality gemstones and gold along six thousand feet of the Missouri River, which was leased from the State of Montana. No commercial quantities of gold or gems were found.

In August 1986, the Company acquired 100% (100,000 shares) of the outstanding Common Stock of American Dental Manufacturing, Inc., a California corporation, in exchange for 2,350,492 shares of Common Stock of Missouri River Gold and Gem Corp. Just prior to this acquisition, the shareholders of Missouri River Gold and Gem Corp. approved a one for twenty reverse stock split and changed the name of the Company to American Dental Products Corporation. Thus, after the reverse stock split and acquisition, there was a total of 2,938,115 shares of Common Stock outstanding. On June 12,1990, the Company name was changed to Missouri River and Gold Gem Corporation (The "Company" or, the "Registrant"). The Company has had no active operations since that time.

In June 2000, the Company's Board of Directors decided to implement a business to seek, investigate and, if such investigation warrants, acquire an interest in business opportunities presented to it by persons or firms who or which desire to seek the perceived advantages of an Exchange Act registered corporation.

Management believes that changing our state of domicile from Montana to Nevada will make the Company more attractive to certain acquisition candidates. The following are the primary reasons why management believes that a change of domicile is in the best interest of the Company.

REQUIRED SHAREHOLDER APPROVAL. Under the Montana Business Corporation Act an acquisition of the type contemplated by the Company would require the affirmative vote of two-thirds (2/3) of the shares entitled to vote on the proposal. Under Nevada law the approval required is the affirmative vote of a majority of the shares entitled to vote on the proposal.

SHAREHOLDER CONSENT. Unlike Montana, which requires a shareholder meeting or unanimous consent in lieu of a shareholder meeting, under Nevada law any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power.

MERGER  WITH  SUBSIDIARY

The change of domicile will be accomplished by merging the Company with its wholly-owned subsidiary. A vote in favor of the change of domicile will be deemed to be a vote in favor of the Plan of Merger that is attached as Exhibit I.

Upon the effective date of the Merger, the Company will be merged with and into its Nevada subsidiary, which will be the surviving company. The name of the Company will remain Missouri River and Gold Gem Corp. Each share of common stock held by our current shareholders will automatically become one share of the surviving company. There will be no need to exchange the shares of stock you currently hold for shares in the surviving company.

The Company will be governed by the articles of incorporation of the Nevada corporation. The following discussion identifies the material differences between our current articles of incorporation and the articles of incorporation of the surviving company and the rationale for the changes.

CAPITAL STRUCTURE - COMMON STOCK. The Company is currently authorized to issue 50,000,000 shares of its $0.001 par value Common Stock, of which 4,938,115 shares were issued and outstanding and held of record by approximately 360 Shareholders as of June 18, 2002. The surviving company will have three hundred million (300,000,000) shares of $0.001 par value common stock authorized.

Management believes that the increased number of authorized shares of common stock will provide the Company with an adequate supply of authorized but unissued shares of Common Stock for general corporate needs including obtaining additional financing, possible stock dividends, employee incentive and benefit plans or consummation of acquisitions at times when the Board, in its discretion, deems it advantageous to do so. At present, the Company has no commitment for the issuance of additional shares.

All shares of Common Stock are equal to each other with respect to voting, liquidation, dividend and other rights. Owners of shares of Common Stock are entitled to one vote for each share they own at any Shareholders' meeting. Holders of shares of Common Stock are entitled to receive such dividends as may be declared by the Board of Directors out of funds legally available therefor, and upon liquidation are entitled to participate pro rata in a distribution of assets available for such a distribution to Shareholders. There are no conversion, preemptive or other subscription rights or privileges with respect to any shares. Although the Board of Directors would authorize the issuance of additional shares of Common Stock based on its judgment as to the best interests of the Company and its Shareholders, the issuance of authorized shares of Common Stock could have the effect of diluting the voting power and book value per share of the outstanding Common Stock.

Authorized shares of Common Stock in excess of those shares outstanding will be available for general corporate purposes, may be privately placed and could be used to make a change in control of the Company more difficult. Under certain circumstances, the Board of Directors could create impediments to, or frustrate, persons seeking to effect a takeover or transfer in control of the Company by causing such shares to be issued to a holder or holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company and its stockholders, but in which unaffiliated stockholders may wish to participate. In this connection, the Board of Directors could issue authorized shares of Common Stock to a holder or holders which, when voted together with the shares held by members of the Board of Directors and the executive officers and their families, could prevent the majority stockholder vote required by the Company's Articles of Incorporation to effect certain matters. Furthermore, the existence of such shares might have the effect of discouraging any attempt by a person, through the acquisition of a substantial number of shares of Common Stock, to acquire control of the Company, since the issuance of such shares should dilute the Company's book value per share and the Common Stock ownership of such person. This may be beneficial to management in a hostile tender offer, thus having an adverse impact on stockholders who may want to participate in such tender offer.

The additional authorized shares of Common Stock would, when issued, have the same rights as the issued and outstanding existing shares of Common Stock.
Shareholders of the Company do not have preemptive rights nor will they as a result of the merger.

If the merger is approved, the additional, authorized Common Stock would be available for issuance in the future for such corporate purposes as the Board of Directors deems advisable from time to time without the delay and expense incident to obtaining shareholder approval, unless such action is required by applicable law or by the rules of the National Association of Securities Dealers, Inc., or of any stock exchange upon which the Company's shares may then be listed. It should be noted that subject to the limitations discussed above, all of the types of Board action with respect to the issuance of additional shares of Common Stock that are described in the preceding paragraphs can currently be taken and that the power of the Board of Directors to take such actions would not be enhanced by the merger, although the merger would increase the number of shares of Common Stock that are available for the taking of such action.

The Board of Directors has no present agreement, commitment, plan or intent to issue any of the additional shares provided for in the merger.

CAPITAL STRUCTURE - PREFERRED STOCK. We do not now have any class of preferred stock authorized. The articles of incorporation of the surviving company authorizes the Company to issue, from time to time as determined by the Board of Directors, up to 10,000,000 shares of Preferred Stock, with no stated value and a par value of $0.001 per share ("Preferred Shares")

The Board of Directors is empowered without the necessity of further action or authorization by the Company's Shareholders (unless such action or authorization is required in a specific case by applicable laws or regulations or stock exchange rules) to authorize the issuance of the Preferred Shares from time to time in one or more series or classes, and to fix by resolution the designations, preferences, limitations, and relative rights of each such series or class. Each series or class of Preferred Shares would, as determined by the Board of Directors at the time of issuance, rank senior to the Company's shares of Common Stock with respect to dividends and redemption and liquidation rights. Although Preferred Shares are currently authorized by the surviving company's articles of incorporation, no shares of Preferred Stock are currently outstanding.

The Preferred Shares will provide authorized and unissued shares of preferred stock, which may be used by the Company for any proper corporate purpose. Such purpose might include, without limitation, issuance as part or all of the consideration required to be paid by the Company in the acquisition of other businesses or properties, or issuance in public or private sales for cash as a means of obtaining additional capital for use in the Company's business and operations. There are no transactions currently under review by the Board of Directors, which contemplate the issuance of Preferred Shares.

It is not possible to state the precise effects of the authorization of the Preferred Shares upon the rights of the holders of the Company's Common Stock until the Board of Directors determines the respective preferences, limitations and relative rights of the holders of each class or series of the Preferred Shares. Such effects might include, however: (a) reduction of the amount otherwise available for payment of dividends on Common Stock to the extent dividends are payable on any issued Preferred Shares; (b) restrictions on dividends on the Common Stock; (c) dilution of the voting power of the Common Stock to the extent that the Preferred Shares had voting rights; (d) conversion of the Preferred Shares into Common Stock at such prices as the Board determines, which could include issuance at below the fair market value or original issue price of the Common Stock; and (e) the holders of Common Stock not being entitled to share in the Company's assets upon liquidation until satisfaction of any liquidation preference granted to holders of the Preferred Shares.

Although the Board of Directors would authorize the issuance of additional Preferred Shares based on its judgment as to the best interests of the Company and its Shareholders, the issuance of authorized Preferred Shares could have the effect of diluting the voting power and book value per share of the outstanding Common Stock. In addition, the Preferred Shares could, in certain instances, render more difficult or discourage a merger, tender offer or proxy contest and thus potentially have an "anti-takeover" effect, especially if Preferred Shares were issued in response to a potential takeover. In addition, issuances of authorized Preferred Shares can be implemented, and have been implemented by some companies in recent years, with voting or conversion privileges intended to make acquisition of the Company more difficult or more costly. Such an issuance could deter the types of transactions which may be proposed or could discourage or limit Shareholders' participation in certain types of transactions that might be proposed (such as a tender offer), whether or not such transactions were favored by the majority of the Shareholders, and could enhance the ability of officers and directors to retain their positions.

INDEMNIFICATION AND LIABILITY OF DIRECTORS. A Director of the Company shall not be personally liable to the Company or its Shareholders for monetary damages as a Director except for liability as specifically set forth in the Nevada statutes. Further, the Company is authorized to indemnify, agree to indemnify, or obligate itself to advance or reimburse expenses incurred by its Directors, Officers, employees, or agents to the full extent of the laws of the State of Nevada as may now or hereafter exist.

These provisions did not exist under Montana law when the Company was incorporated. Indemnification and limitation of liabilities are now permitted under both Montana and Nevada law and is considered "state of the art" under corporate laws of most states. These provisions are being proposed to conform the Articles of Incorporation to contemporary corporate law and to enable the Company to more effectively attract competent management personnel.

CUMULATIVE VOTING. In the election of directors, owners of Common Stock have cumulative voting rights. Under cumulative voting procedures, each Shareholder has the right to vote in person or by proxy the number of shares registered in his name for as many persons as there are directors to be elected, or to cumulate such shares and to give one candidate as many votes as shall equal the number of directors to be elected multiplied by the number of his shares, or distribute the votes so cumulated among as many candidates as he may desire.

The Common Stock of the Company does now, but if merger is approved will not, have cumulative voting rights which means that the holders of more than 50 percent of the shares voting in an election of directors may elect all of the directors if they choose to do so. In such event, the holders of the remaining shares aggregating less than 50 percent would not be able to elect any directors.

VOTING.  Under Montana law, any matters to be submitted to the Shareholders must be done so either at the annual or a special meeting of shareholders. Montana law also states that the shareholders may take action without a meeting if she shareholders unanimously consent to the action in writing, without a meeting. Given the fact that the Company has some 360 shareholders, unanimous consent is not a viable option.

Under Nevada corporate law any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power.

NOTICE  OF  DISSENTERS'  RIGHTS

Pursuant to the Montana Business Corporation Act 35-1-827, a shareholder is entitled to dissent from and obtain payment of the fair value of the shareholder's shares in the event of the consummation of a plan of merger to which the Company is a party if shareholder approval is required for the merger. The merger of the Company with and into its wholly-owned Nevada subsidiary in order to change the Company's domicile from Montana to Nevada meets this criteria for the right of Shareholders to dissent and obtain payment for their shares. Shareholders who wish to dissent and demand payment for their shares must refrain from voting their shares in favor of change of domicile.

A shareholder who wishes to assert dissenters' rights shall (a) deliver to the Company before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated; and (b) may not vote his shares in favor of the proposed action. A shareholder who does not satisfy the requirements of section (a) of the preceding sentence is not entitled to payment for his shares.

A copy of Sections 35-1-826 through 35-1-839 of the Montana Business Corporation Act is attached to this Proxy Statement as Exhibit II. Any Shareholder wishing to assert his right to dissent is advised to carefully read the information contained in Exhibit II.

TAX  ASPECTS

It is management's belief that pursuant to the Internal Revenue Code Section 368
(a)(1)(F) this change of domicile from Montana to Nevada will qualify as a tax free exchange as a mere change in identity, form or place of incorporation of one corporation, however effected.

Assuming that the merger of the Company into its wholly-owned subsidiary qualifies as a reorganization within the meaning of Section 368(a) of the Code:

- No gain or loss will be recognized by a Shareholder of the Company as a result of the merger with respect to shares of the Company converted solely into shares of the surviving company;
- The tax basis of the shares of stock of the surviving company received in by the Company's Shareholders will be the same as the tax basis of the Company's stock exchanged therefor;
- The holding period of the surviving company stock received by the Company's shareholders in the merger will include the period during which the Company's stock surrendered in exchange therefor were held, provided that such Shares of the Company were held as capital assets at the effective date of the merger.

TAX  ASPECTS  FOR  DISSENTERS

The receipt of cash in exchange for shares of dissenting shareholders will be a taxable event to such shareholders. Each shareholder is advised to consult his or her attorney or tax adviser as to the Federal, state or local tax consequences of the change of domicile in view of his or her individual circumstances.

NO  OPINION  OF  COUNSEL  AND  ADVICE  TO  SEEK  OWN  TAX  ADVISER

Neither the Company nor the nominees for director have sought an opinion of counsel with respect to the tax consequences of the transactions to be considered at the meeting. The Company and the nominees do not believe that the reincorporation in Nevada will have any tax consequences to the Company's shareholders. Shareholders are advised to consult with their own tax advisers or counsel if they have any questions regarding the tax aspects of the transaction.

BOARD  RECOMMENDATION

The proposal to change the Company's state of domicile from Montana to Nevada by merging with its wholly-owned Nevada subsidiary will require the affirmative vote of the holders of at least two-thirds (2/3) of the shares entitled to vote thereon. The Board of Directors recommends a vote FOR the change of the Company's state of domicile from Montana to Nevada.

2.     ELECTION  OF  DIRECTORS

At the meeting, two (2) Directors are to be elected who shall hold office until the next Annual Meeting of Shareholders and until their respective successors shall have been elected and qualified. There are no standing audit, nominating or compensation committees of the Board of Directors.

The proxies appointed in the accompanying Proxy intend to vote, unless directed to the contrary therein, in their discretion, cumulatively for the election to the Board of Directors of the two persons named below, both of whom management believe are willing to serve the Company in such capacity. However, if any nominee at the time of election is unable or unwilling to serve, or is otherwise unavailable for election, such that substitute nominees are designated, the proxies in their discretion intend to vote cumulatively for all or a lesser number of such other nominees.

The nominees for Directors, together with certain information with respect to them, are as follows:

                           Year               Common  Shares  Owned
                           First Became       Beneficially, Directly or
Name                  Age  A  Director        Indirectly, as of July 18, 2002
-------------------   ---  ---------------    --------------------------------
Martyn  A.  Powell     49       1999                  1,317,358
John  Powell           70       2000                    377,591

MARTYN A. POWELL - Mr. Powell was appointed to office in 1999. For the past 11 years, Mr. Powell has been employed as a realtor in the greater Seattle area. Mr. Powell is also an executive officer and director of Quad Metals Corporation and Aberdeen Idaho Mining Company, both of which are public companies.

JOHN A. POWELL - Mr. Powell is a retired building contractor and founder of the Company. John A. Powell and Martyn A. Powell are father and son.

COMPENSATION  OF  DIRECTORS  AND  OFFICERS

During the past three fiscal years, none of the officers or directors has received any compensation directly or indirectly for service to the Company in such positions.

BOARD  RECOMMENDATION

The Board of Directors recommends a vote FOR each nominee to the Board of Directors.

3.     SELECTION  OF  AUDITORS

DeCoria, Maichel & Teague PS, independent public accountants, have been selected by the Board of Directors as independent auditors for the Corporation for the fiscal year ending December 31, 2002, subject to approval by the shareholders. This firm is experienced in the business of mergers and acquisitions as well as the accounting aspect of securities law matters and is well qualified to act in the capacity of auditors for the Company . The approval of the independent auditors requires the favorable vote of the holders of a majority of the shares of Common Stock present at the meeting, provided a quorum is present.

BOARD  RECOMMENDATION

The Board of Directors recommends a vote FOR the appointment of DeCoria, Maichel & Teague PS as the independent auditors for the Company for the year ended December 31, 2002. No representative of DeCoria, Maichel & Teague PS is expected to be present at the Annual Meeting.

     COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms filed by them.

Based solely on its review of copies of such forms furnished to the Company, on written representations that no filings on Form 5 reports were required, and that all other required reports were timely filed, the Company believes that during the fiscal year ended December 31, 2001, the Company's officers, directors and greater than ten percent (10%) beneficial owners complied with all
Section  16(a)  filing  requirements  applicable  to  them.

                     ADDITIONAL  SHAREHOLDER  INFORMATION

SHAREHOLDER  PROPOSALS  FOR  2003  ANNUAL  MEETING

The Corporation will review shareholder proposals intended to be included in the Corporation's proxy materials for the 2003 Annual Meeting of Shareholders which are received by the Corporation at its principal executive offices no later than February 17, 2003 (unless the date of the next annual meeting is changed by more than 30 days from the date of this year's meeting, in which case the proposal must be received a reasonable time before the company begins to print and mail its proxy materials). Such proposals must be submitted in writing and should be sent to the attention of the Secretary of the Corporation. The Corporation will comply with Rule 14a-8 of the Exchange Act with respect to any proposal that meets its requirements.

ANNUAL  REPORT

The Corporation's Annual Report to Shareholders, consisting of the Corporation's Form 10-KSB for the year ended December 31, 2001, and other information, has previously been mailed to all Shareholders. In addition, a Shareholder of record may obtain a copy of the Corporation's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 (the "Form 10-KSB"), without cost, upon written request to the Secretary of the Corporation. The Annual Report on Form 10-KSB is not part of the proxy solicitation materials for the Annual Meeting.

OTHER  BUSINESS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters that will be presented for action at the Annual Meeting other than those described above. However, should other business properly be brought before the Annual Meeting, the proxies will be voted thereon in the discretion of the persons acting thereunder.

By  Order  of  the  Board  of  Directors


Martyn  A.  Powell,  President
June  18,  2002

                                    EXHIBIT I
                                 PLAN OF MERGER


     This Plan of Merger is made and entered into this 28th day of May, 2002, by and between Missouri River and Gold Gem Corp., a Montana corporation ("MRGG Montana"), and Missouri River and Gold Gem Corp., a Nevada corporation ("MRGG Nevada" or the "Surviving Corporation").

     RECITALS

     A. MRGG Montana is a corporation organized and existing under the laws of the State of Montana and has authorized capital stock consisting of 50,000,000 shares of common fully paid, nonassessable stock with $0.001 par value, of which 4,938,115 shares are issued and outstanding, and held by approximately 360 shareholders of record.

     B. MRGG Nevada is a corporation organized and existing under the laws of the State of Nevada and has authorized capital stock consisting of 300,000,000 shares of common fully paid, nonassessable stock with $0.001 par value, of which 100 shares are issued and outstanding, and held by MRGG Montana and 10,000,000 shares of preferred stock with no stated value and $0.001 par value, of which no shares are issued and outstanding.

     C. The Boards of Directors of MRGG Montana and MRGG Nevada, respectively, deem it advisable for MRGG Montana to merge with and into MRGG Nevada.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, MRGG Montana and MRGG Nevada hereby agree to the following Plan of Merger:

     1. Names of Constituent Corporations. MRGG Montana will merge with and into MRGG Nevada. MRGG Nevada will be the Surviving Corporation.

     2. Terms and Conditions of Merger. The effective date of merger shall be the date upon which the Articles of Merger are filed with the Secretary of State. Upon the effective date of the merger: the separate corporate existence of MRGG Montana shall cease; title to all real estate and other property owned by MRGG Montana or MRGG Nevada shall be vested in MRGG Nevada without reversion or impairment; and the Surviving Corporation shall have all liabilities of MRGG Montana and MRGG Nevada. Any proceeding pending by or against MRGG Montana or MRGG Nevada may be continued as if such merger did not occur, or the Surviving Corporation may be substituted in the proceeding for MRGG Montana.

     3. Governing Law. The laws of the State of Nevada shall govern the Surviving Corporation.

     4. Name. The name of the Surviving Corporation shall be Missouri River and Gold Gem Corp., a Nevada corporation.

     5. Registered Office. The address of the registered office of the Surviving Corporation shall be 502 E. John Street, Room E, Carson City, NV 89706.

     6. Accounting. The assets and liabilities of MRGG Montana and MRGG Nevada (collectively the "Constituent Corporations") as of the effective date of the merger shall be taken up on the books of the Surviving Corporation at the amounts at which they are carried at that time on the respective books of the Constituent Corporations.

     7. Articles of Incorporation. The Articles of Incorporation of MRGG Nevada shall constitute the Articles of Incorporation of the Surviving Corporation.

     8. Bylaws. The Bylaws of MRGG Nevada as of the effective date of the merger shall be the Bylaws of the Surviving Corporation until the same shall be altered or amended in accordance with the provisions thereof.

     9. Directors. The directors of MRGG Montana as of the effective date of the merger shall be the directors of the Surviving Corporation until their respective successors are duly elected and qualified.

     10. Manner and Basis of Converting Shares. As of the effective date of the merger:

          (a) Each share of MRGG Montana common stock, with a par value of $0.001 per share, issued and outstanding shall continue to be one share of common stock with a par value of $0.001 per share of the Surviving Corporation.

          (b) The Surviving Corporation shall convert or exchange each share of MRGG Montana common stock for one share of the common stock of the Surviving Corporation; PROVIDED, however, that no fractional shares of the Surviving Corporation stock shall be issued, and in lieu of the issuance of fractional shares, the Surviving Corporation shall make a payment in cash equal to the value of such fraction, based upon the market value of such common stock on the effective date of the merger.

          (c) Any shares of stock of MRGG Montana in the treasury of MRGG Montana on the effective date of the merger shall be surrendered to the Surviving Corporation for cancellation, and no shares of the Surviving Corporation shall be issued in respect thereof.

          (d) On the effective date of the merger, holders of certificates of common stock in MRGG Montana shall surrender them to the Surviving Corporation, or its appointed agent, in such manner as the Surviving Corporation legally shall require. Upon receipt of such certificate, the Surviving Corporation shall issue in exchange therefor a certificate of shares of common stock in the Surviving Corporation representing the number of shares of stock to which such holder shall be entitled as set forth above.

          (e) In addition, such shareholders shall be entitled to receive any dividends on such shares of common stock of the Surviving Corporation that may have been declared and paid between the effective date of the merger and the issuance to such shareholder of the certificate of such common stock.

     11. Shareholder Approval. This Plan of Merger shall be submitted to the shareholders of MRGG Montana and MRGG Nevada for their approval in the manner provided under the applicable, at meetings to be held on or before July 20, 2002, or at other such time as the Boards of Directors of MRGG Montana and MRGG Nevada shall agree. After approval by a vote of the holders of two-thirds (2/3) of the MRGG Montana shares entitled to vote thereon and the holders of two-thirds (2/3) of the MRGG Nevada shares entitled to vote thereon, if any, of each voting group, and the approval by a vote of the holders of two-thirds (2/3) of the MRGG Montana shares entitled to vote thereon and the holders of two-thirds (2/3) of the MRGG Nevada shares entitled to vote thereon, if any, of each voting group Articles of Merger shall be filed as required under the laws of the States of Montana and Nevada.

     12. Rights of Dissenting Shareholders. Any shareholder of MRGG Montana who has the right to dissent from this merger as provided in RCW 23B.13.020, and who so dissents in accordance with the requirements of RCW 23B.13.210 through RCW 23B.13.280, shall be entitled, upon surrender of the certificate or certificates representing certificated shares or upon imposition of restrictions of transfer of uncertificated shares, to receive payment of the fair value of such shareholder's shares as provided pursuant to RCW 23B.13.250.

     13. Termination of Merger. This merger may be abandoned at any time prior to the filing of Articles of Merger with the Secretary of State, upon a vote of a majority of the Board of Directors of both MRGG Montana and MRGG Nevada. If the merger is terminated, there shall be no liability on the part of either Constituent Corporation, their respective Boards of Directors, or shareholders.

     14. Counterparts. This Plan of Merger may be executed in any number of counterparts, and all such counterparts and copies shall be and constitute an original instrument.

     IN WITNESS WHEREOF, this Plan of Merger has been adopted by the undersigned corporations as of this 28th day of May, 2002.

                        Missouri River and Gold Gem Corp., a Montana corporation

                        By  ____________________________
                            Martyn  A.  Powell,  President


                        Missouri River and Gold Gem Corp., a Nevada corporation

                        By  ____________________________
                            Martyn  A.  Powell,  President

                                   EXBIBIT II
                        MONTANA BUSINESS CORPORATION ACT
                               DISSENTERS' RIGHTS

35-1-826. DEFINITIONS. As used in 35-1-826 through 35-1-839, the following definitions apply:
     (1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.
     (2) "Corporation" includes the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.
     (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under 35-1-827 and who exercises that right when and in the manner required by 35-1-829 through 35-1-837.
     (4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
     (5) "Interest" means interest from the effective date of the corporate action until the date of payment at the average rate currently paid by the corporation on its principal bank loans or, if the corporation has no loans, at a rate that is fair and equitable under all the circumstances.
     (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial shareholder to the extent of the rights granted by a nominee certificate on file with a corporation.
     (7) "Shareholder" means the record shareholder or the beneficial shareholder.

35-1-827. RIGHT TO DISSENT. (1) A shareholder is entitled to dissent from and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:
     (a) consummation of a plan of merger to which the corporation is a party if:
     (i) shareholder approval is required for the merger by 35-1-815 or the articles of incorporation and the shareholder is entitled to vote on the merger; or
     (ii) the corporation is a subsidiary that is merged with its parent corporation under 35-1-818;
     (b) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the plan;
     (c) consummation of a sale or exchange of all or substantially all of the property of the corporation other than in the usual and regular course of business if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;
     (d) an amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:
     (i)  alters  or  abolishes  a  preferential  right  of  the  shares;
     (ii) creates, alters, or abolishes a right in respect of redemption, including a provision with respect to a sinking fund for the redemption or repurchase of the shares;
     (iii) alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;
     (iv) excludes or limits the right of the shares to be voted on any matter or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

     (v) reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share created is to be acquired for cash under 35-1-621; or
     (e) any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and to obtain payment for their shares.
     (2) A shareholder entitled to dissent and to obtain payment for shares under 35-1-826 through 35-1-839 may not challenge the corporate action creating the shareholder's entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

35-1-828. DISSENT BY NOMINEES AND BENEFICIAL OWNERS. (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.
     (2) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:
     (a) he submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and
     (b) he does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.

35-1-829. NOTICE OF DISSENTERS' RIGHTS. (1) If a proposed corporate action creating dissenters' rights under 35-1-827 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under 35-1-826 through 35-1-839 and must be accompanied by a copy of 35-1-826 through 35-1-839.
     (2) If a corporate action creating dissenters' rights under 35-1-827 is taken without a vote of shareholders, the corporation shall give written notification to all shareholders entitled to assert dissenters' rights that the action was taken and shall send them the dissenters' notice described in 35-1-831.

35-1-830. NOTICE OF INTENT TO DEMAND PAYMENT. (1) If proposed corporate action creating dissenters' rights under 35-1-827 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:
     (a) shall deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated; and
     (b)  may  not  vote  his  shares  in  favor  of  the  proposed  action.
     (2)  A  shareholder  who  does  not  satisfy the requirements of subsection
(1)(a) is not entitled to payment for his shares under 35-1-826 through 35-1-839.

35-1-831. DISSENTERS' NOTICE. (1) If proposed corporate action creating dissenters' rights under 35-1-827 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of 35-1-830.
     (2) The dissenters' notice must be sent no later than 10 days after the corporate action was taken and must:
     (a) state where the payment demand must be sent and where and when certificates for certified shares must be deposited;
     (b) inform shareholders of uncertificated shares to what extent transfer of the shares will be restricted after the payment is received;

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     (c) supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and that requires the person asserting dissenters' rights to certify whether or not he acquired beneficial ownership of the shares before that date;
     (d) set a date by which the corporation must receive the payment demand, which may not be fewer than 30 nor more than 60 days after the date the required notice under subsection (1) is delivered; and
     (e)  be  accompanied  by  a  copy  of  35-1-826  through  35-1-839.

35-1-832. DUTY TO DEMAND PAYMENT. (1) A shareholder sent a dissenters' notice described in 35-1-831 shall demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to 35-1-831(2)(c), and deposit his certificates in accordance with the terms of the notice.
     (2) The shareholder who demands payment and deposits his certificates under subsection (1) retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.
     (3) A shareholder who does not demand payment or deposit his certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under 35-1-826 through 35-1-839.

35-1-833. SHARE RESTRICTIONS. (1) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions are released under 35-1-835.
     (2) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

35-1-834. PAYMENT. (1) Except as provided in 35-1-836, as soon as the proposed corporate action is taken or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with 35-1-832 the amount the corporation estimates to be the fair value of the dissenter's shares plus accrued interest.
     (2)  The  payment  must  be  accompanied  by:
     (a) the corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;
     (b) a statement of the corporation's estimate of the fair value of the shares;
     (c)  an  explanation  of  how  the  interest  was  calculated;
     (d) a statement of the dissenter's right to demand payment under 35-1-837; and
     (e)  a  copy  of  35-1-826  through  35-1-839.

35-1-835. FAILURE TO TAKE ACTION. (1) If the corporation does not take the proposed action within 60 days after the date set for demanding payment and depositing certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.
     (2) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it shall send a new dissenters' notice under 35-1-831 and repeat the payment demand procedure.

35-1-836. AFTER-ACQUIRED SHARES. (1) A corporation may elect to withhold payment required by 35-1-834 from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

     (2) To the extent the corporation elects to withhold payment under subsection (1), after taking the proposed corporate action, the corporation shall estimate the fair value of the shares plus accrued interest and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under 35-1-837.

35-1-837. Procedure if shareholder dissatisfied with payment or offer. (1) A dissenter may notify the corporation in writing of the dissenter's own estimate of the fair value of the dissenter's shares and the amount of interest due and may demand payment of the dissenter's estimate, less any payment under 35-1-834, or reject the corporation's offer under 35-1-836 and demand payment of the fair value of the dissenter's shares and the interest due if:
     (a) the dissenter believes that the amount paid under 35-1-834 or offered under 35-1-836 is less than the fair value of the dissenter's shares or that the interest due is incorrectly calculated;
     (b) the corporation fails to make payment under 35-1-834 within 60 days after the date set for demanding payment; or
     (c) the corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.
     (2) A dissenter waives the right to demand payment under this section unless he notifies the corporation of his demand in writing under subsection (1) within 30 days after the corporation made or offered payment for his shares.

35-1-838. COURT ACTION. (1) If a demand for payment under 35-1-837 remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and shall petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
     (2) The corporation shall commence the proceeding in the district court of the county where a corporation's principal office or, if its principal office is not located in this state, where its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.
     (3) The corporation shall make all dissenters whose demands remain unsettled, whether or not residents of this state, parties to the proceeding as in an action against their shares, and all parties must be served with a copy of the petition. Nonresidents may be served by certified mail or by publication as provided by law.
     (4) The jurisdiction of the district court in which the proceeding is commenced under subsection (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
     (5)  Each dissenter made a party to the proceeding is entitled to judgment:
     (a) for the amount, if any, by which the court finds the fair value of the dissenter's shares plus interest exceeds the amount paid by the corporation; or
     (b) for the fair value plus accrued interest of his after-acquired shares for which the corporation elected to withhold payment under 35-1-836.

35-1-839. COURT COSTS AND ATTORNEY FEES. (1) The court in an appraisal proceeding commenced under 35-1-838 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under 35-1-837.
     (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:
     (a) against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of 35-1-829 through 35-1-837; or
     (b) against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by 35-1-826 through 35-1-839.
     (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and that the fees for those services should not be assessed against the corporation, the court may award the counsel reasonable attorney fees to be paid out of the amounts awarded the dissenters who were benefited.

                                      PROXY
                        MISSOURI RIVER AND GOLD GEM CORP.
                               2024 105th Pl. S.E.
                                Everett, WA 98208

The undersigned hereby appoints Martyn A. Powell and John A. Powell, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all of the shares of Common Stock of Missouri River and Gold Gem Corp. held on record by the undersigned on June 18, 2002 at the 2002 Annual Meeting of Shareholders to be held on July 12, 2002, or any adjournment thereof

     1.  Election  of  directors (check one):
          FOR each nominee listed below pro  rata
          Withhold authority for Proxies to vote for any nominees listed Cumulate or withhold my votes as provided below

                            Martyn A. Powell          John A. Powell

The Board of Directors is elected by the process of cumulative voting. If you elect to vote pro rata, one-half of your votes will be cast for each nominee. Under cumulative voting systems, each shareholder has a number of votes that is equal to the number of voting shares he or she owns multiplied by the number of Directors to be elected. Total votes available to cast for the election of Directors may be calculated as follows: Multiply number of Shares you are voting by the number of Directors to be elected (2) to arrive at the total votes you may cast.

For example, a person who owns one hundred (100) shares would multiply the number of shares owned times the two (2) directors to be elected. The shareholder would have two hundred (200) votes to vote for or against each Director nominated for the Board of Directors. The votes could be concentrated on one person or distributed among others as he or she sees fit.

2. Change of domiclile from Montana to Nevada (merger with wholly-owned Nevada subsidiary)
                                             for     against     abstain

3. Approval of DeCoria, Maichel & Teague PS as independent public accountants and auditors for the company:
                                             for     against     abstain

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for each proposal.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED:  __________________________

PLEASE  MARK,  SIGN,  DATE,  AND  RETURN
THE  PROXY  CARD  PROMPTLY  USING  THE
ENCLOSED  ENVELOPE